SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement        [  ]   Confidential, for Use of the
[ X ]     Definitive Proxy Statement               Commission Only (as permitted
[   ]    Definitive Additional Materials           by Rule 14a-6(e)(2)
[   ]    Soliciting Material Pursuant to section 240.14a-11(c)
         or Section 240.14a-12

                             Transbotics Corporation
.. . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                (Name of Registrant as Specified in its Charter)

.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         [X] No fee required
         [ ] Fee computed on table below per Exchange Act Rules
             14a-6(i)(4) and 0-11.

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                    applies:

                    . . . . . . . . . . . . . . . . . . . . . . . . . .


               2)   Aggregate number of securities to which transaction applies:

                           . . . . . . . . . . . . . . . . . . . . . . . . . . .

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ( Set forth the amount on which the filing is calculated and state how it is determined):

                    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

               4)   Proposed maximum aggregate value of transaction:

               5)   Total fee paid

                     ...........................................................

         [  ]     Fee paid previously with preliminary materials.

         [  ]     Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously . Identify the previous filing by registration statement number, or the Form or
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                           .....................................................

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To be held May 7, 2004


TO ALL STOCKHOLDERS:

         The Annual Meeting of Stockholders of Transbotics Corporation will be held on the 7th day of May, 2004 at 10:00 a.m., Charlotte time, at the Company's offices at 3400 Latrobe Drive, Charlotte, North Carolina 28211, for the following purposes, as described in the accompanying Proxy Statement:

               (1)  To elect five (5) Directors.

               (2) To ratify the selection of McGladrey & Pullen, LLP as the independent auditors of Transbotics Corporation for the year 2004.

               (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the meeting. The 2003 Annual Report is also enclosed.

         The Board of Directors has fixed the close of business on March 10, 2004 as the Record Date for the determination of the Stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Claude Imbleau
                                            President

Dated: March 18, 2004

                       IMPORTANT - YOUR PROXY IS ENCLOSED

         You are urged to sign, date, and mail your proxy even though you may plan to attend the meeting. No postage is required if mailed in the United States. If you attend the meeting, you may vote by proxy or you may withdraw your proxy and vote in person. By returning your proxy promptly, it is more likely that a quorum will be present at the meeting, which will prevent costly follow-up delays. If your shares are held in street name by a broker/dealer, your broker will supply you with a proxy to be returned to the broker/dealer. It is important that you return the form to the broker/dealer as quickly as possible so that the broker/dealer may vote your shares. You may not vote your shares in person at the meeting unless you obtain a power of attorney or legal proxy from the broker/dealer authorizing you to vote the shares and you present this power of attorney or proxy at the meeting.

                             TRANSBOTICS CORPORATION
                                 PROXY STATEMENT
GENERAL

Introduction

         This Proxy Statement and the accompanying Proxy are being mailed on or about March 18, 2004 to holders of Common Stock ("Common Stock") in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Transbotics Corporation (hereinafter the "Company"), which will be held at 10:00 a.m. Charlotte time on May 7, 2004 at the Company's offices at 3400 Latrobe Drive, Charlotte, North Carolina 28211. The enclosed proxy is furnished by the Board of Directors and the Management of the Company. Only Stockholders of record at the close of business on March 10, 2004 (the "Record Date") will be entitled to notice of, and to vote at, the meeting. When proxies are returned by a stockholder properly signed, the shares represented will be voted by the Directors' Proxy Committee, consisting of Richard D. Schofield and Tommy Hessler, in accordance with such stockholder's directions. You are urged to specify your choices by marking the appropriate boxes on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted as recommended by the Directors.

    Number of Shares Outstanding and Voting

         As of the close of business on the Record Date, there were 4,786,451 shares of Common Stock of the Company, $.01 par value, issued and outstanding and entitled to vote. At the meeting, holders of Common Stock shall be entitled to one vote per share on each matter coming before the meeting, for an aggregate total of 4,786,451 votes. Provided a quorum is present, Directors will be elected by a plurality vote. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy will be required to ratify all other matters. Abstentions will be counted toward the number of shares represented at the meeting. Broker non-votes will be disregarded.

    Expenses of Solicitation

         The Company will pay the costs of such solicitation of proxies, including the cost of assembling and mailing this Proxy Statement and the material enclosed herewith. In addition to the use of the mail, proxies may be solicited personally or by telephone by corporate officers and some employees of the Company without additional compensation. The Company intends to request brokers and banks holding stock in their names, or in the names of nominees, to solicit proxies from their customers who own such stock, where applicable, and will reimburse them for their reasonable expenses of mailing proxy materials to their customers.

    Revocation of Proxy

         Stockholders who have executed and delivered proxies pursuant to this solicitation may revoke them at any time before they are exercised by delivering a written notice to the Secretary of the Company either at the Annual Meeting or, prior to the meeting date, at the Company's offices at 3400 Latrobe Drive, Charlotte, North Carolina 28211, by executing and delivering a later dated proxy, or by attending the meeting and voting in person.

                                   * * * * *

         Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.

                              ELECTION OF DIRECTORS
                             (Item A on Proxy Card)

         The Board recommends that Stockholders vote FOR, and the Directors' Proxy Committee intends to vote FOR, the election of the five nominees listed on the Proxy Card, and further described in the following pages, unless otherwise instructed on the Proxy Card. If you do not wish your shares to be voted for a particular nominee, please so indicate in the space provided on the Proxy Card. Directors elected at the Meeting will hold office until the next Annual Meeting or until their successors have been elected and qualified.


                                   MANAGEMENT

Directors and Executive Officers

         The following table sets forth the names and ages of the Company's Directors and executive officers and the positions they hold with the Company.

Name                                              Age           Positions with the Company
-----                                             ---           --------------------------

D. Bruce Wise (1)                                 67            Chairman of the Board
Claude Imbleau                                    46            President, Chief Executive Officer,
                                                                Treasurer, Chief Financial Officer, Director
John H. Robison (1)                               73            Director
Edward H. Gross (1) (2)                           60            Director
Richard D. Schofield (1)(2)(3)                    67            Director
Raymond O. Gibson(1)(2)(3)                        63            Director
Tommy Hessler(4)                                  41            Executive Vice President, Secretary

(1)  Member of Compensation Committee

(2)  Member of Audit Committee

(3) Mr. Schofield and Mr. Gibson will be retiring from the Board at the Company's 2004 Annual Meeting.

(4)  Mr. Hessler is a new nominee for election as a director.

         D. Bruce Wise has been the Chairman of the Board of Directors of the Company since May 10, 2001. He recently retired as Chief Executive Officer of Integrated Technologies Group, Ltd. ("ITG"). Mr. Wise entered the material handling industry in 1978 and held various executive positions before joining ITG in 1994. Mr. Wise is the immediate past Executive Chairman, Material Handling Industry of America, past Chairman, Material Handling Industry of America and Roundtable of Industry Leaders, and past Chairman, Material Handling Institute. In addition, he is on the board of the Material Handling Education Foundation, The Board of Event Planning International Corporation, and serves on the Editorial Advisory Board of Modern Materials Handling magazine.

         Claude Imbleau has been a director and the President and CEO of the Company since March 2, 2001 and has served as Comptroller and Chief Accounting officer since January 1987, Chief Financial Officer since 1992 and Treasurer since 1993. Mr. Imbleau started with the Company in January 1984 and has served in various other executive capacities prior to appointment to his current position.

     John H. Robison has been a director of the Company since September 2003. Mr. Robison is the present Chairman and Executive Officer of UVEST Financial Services Group, Inc. UVEST provides financial services to the bank and credit union market place, including brokerage services, insurance, trust, cash management and mortgage services.

         Edward H. Gross has been a director of the Company since December 2003 and is acting as the financial expert of the audit committee. From 1994 to 2002, Mr. Gross was Executive Vice President, Chief Financial Officer, and Chief Administrative Officer of Baker & Taylor, Inc., an over one billion dollars in revenue international distributor of books/information services and entertainment products to libraries, bookstores, Internet resellers, and video and audio retailers. He was Senior Vice President and Chief Financial Officer of that firm from 1992 to 1994. Mr. Gross held various divisional and group financial positions with W.R Grace & Co. from 1973 to 1992.

         Tommy Hessler has been nominated for election as a director and has served as Secretary of the Company since January 2003 and as Executive Vice President of the Company since May 2001. Mr. Hessler joined the Company in October 2000 as the engineering manager for the Company. Mr. Hessler began his career with Netzler & Dahlgren in 1986 and shortly thereafter was transferred to NDCT Australia PTY Ltd. Mr. Hessler held various executive positions with and was President of NDCT Australia PTY Ltd prior to accepting his position with the Company.

         Richard D. Schofield will be retiring as a Director at the Company's 2004 annual meeting. Mr. Schofield has been a director of the Company since May 1994 and was an IBM Branch Office Manager, Greater New York Regional Manager and also Manager of Field Support for IBM World Trade, Americas/Far East prior to his retirement from IBM. He also held various other positions during his IBM career from April 1967 to April 1987.

         Raymond O. Gibson is also retiring from serving on the board at the time of the annual meeting. Mr. Gibson has been a director of the Company since February 1999. From 1997 to 2000. Mr. Gibson was VP Operations of Terion, Inc., a start up wireless communications company. From 1994 to 1997 Mr. Gibson was president and COO of Dinaco, Inc., a management services company that provides point-of-sale marketing products. Mr. Gibson also held various executive positions at American Express prior to 1994.

Board of Directors

     The Company's business, property and affairs are managed by or under the direction of the Board of Directors pursuant to the Delaware General Corporation Law and the Company's By-laws. The Board of Directors currently consists of six members, including the following five independent directors: Mr. Bruce Wise, Mr. Gross, Mr. Schofield, Mr. Gibson and Mr. Robinson. The proposed board composition would have five directors with three independent directors, Mr. Wise, Mr. Gross and Mr. Robinson.

         The Board has two standing committees, an Audit Committee and a Compensation Committee. The Company currently has no standing Nominating Committee because it has determined that the entire Board of Directors itself will adequately serve the function of a Nominating Committee.

         The Board has determined that all of the current directors other than Mr. Imbleau and all of the proposed directors other than Mr. Imbleau and Mr. Hessler are 'independent' under the recently adopted independence standards of NASDAQ. The Board has also determined that the current members of the Audit Committee are also 'independent' under the standards of Rule 10A-3 under the Securities Exchange Act of 1934 and that the proposed members of the Audit Committee after the 2004 Annual Meeting (Messrs. Gross and Wise) also satisfy these Rule 10A-3 independence requirements.

         Directors are generally elected to serve for a term of one year or until their successors shall have been elected. Officers of the Company are appointed by the Board of Directors to hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are appointed unless earlier removed.

         During the fiscal year 2003, there were nine regular meetings of the Board of Directors of the Company. During this period each director attended all of the meetings of the Board of Directors of the Company and each committee of which he was a member.

Audit Committee

         The Audit Committee during 2003 was comprised of Messrs. Gibson, Schofield and, since December 2003, Mr. Gross. Each of the members of the Audit Committee operates under a written charter adopted by the Board of Directors which was included in the proxy statement of March 18, 2001 Appendix A.

Review of the Company's Audited Financial Statements for the Fiscal Year ended November 30, 2003

o The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended November 30, 2003 with the Company's management. The Audit Committee has discussed with McGladrey & Pullen LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

o The Audit Committee has also received the written disclosures and the letter from McGladrey & Pullen LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of McGladrey & Pullen LLP with that firm.

o Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2003 for filing with the SEC.

o                 Submitted by:     Richard D. Schofield
                           Raymond O. Gibson
                           Edward H. Gross


         The Audit Committee met four times in fiscal year 2003. The function of the Audit Committee is to recommend the appointment of the Company's independent auditors, determine the scope of the annual audit to be made, review the conclusions of such auditors and report the findings and recommendations thereof to the Board, review with the Company's auditors the adequacy of the Company's system of internal controls and procedures and the role of management in connection therewith, oversee litigation in which the Company is involved, review transactions between the Company and its officers, directors and principal stockholders, monitor the Company's practices and programs with respect to public interest issues and perform such other duties and undertake such other responsibilities as the Board from time to time may determine.

         The Board has determined that Edward H. Gross is an "audit committee financial expert", as that term is defined in Item 401(e) of the SEC's Regulation S-B, and "independent" for purposes of recently adopted NASDAQ listing standards and the standards under Rule 10A-3 under the Securities Exchange Act of 1934.

         Mr. Schofield and Mr. Gibson will be retiring as directors and members of the Audit Committee as of the 2004 Annual Meeting. The Board intends to appoint Mr. Wise to the Audit Committee as their replacement, after which time the Audit Committee will consist of Mr. Gross and Mr. Wise.

Compensation Committee

         The Compensation Committee during 2003 was comprised of Messrs. Schofield and Gibson. The Compensation Committee held four meetings in fiscal 2003. The Compensation Committee exercises the authority of the Board of Directors with respect to reviewing and determining compensation, non-cash perquisites and all other benefits granted to the principal officers of the Company which are not available to other employees, authorizing payment of bonuses otherwise than under an employee benefit plan and establishing the guidelines for and administering all employee stock option plans.

Nominating Committee Function of the Board of Directors

         The entire Board of Directors fulfills the functions of a nominating committee. The Board has determined that such functions can adequately be performed by the entire Board and that a separate nominating committee is not necessary. With the exception of Mr. Imbleau, all of the directors are "independent" under the recently adopted listing standards of NASDAQ.

         In so functioning as a nominating committee, the responsibilities of the Board include identifying and evaluating prospective nominees for director and periodically reviewing the performance of the Board and its members and determining the number, function and composition of the Board's committees.

         The Board believes that it should be comprised of directors with varied, complementary backgrounds, and that directors should, at a minimum, have expertise that may be useful to the Company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to Company business.

         When considering candidates for director, the Board takes into account a number of factors, including the following:

o    Independence from management;

o    Age, gender and ethnic background;

o    Whether the candidate has relevant business experience;

o    Judgment, skill, integrity and reputation;

o    Existing commitments to other businesses;

o    Potential conflicts of interest with other pursuits;

o    Legal considerations such as antitrust issues;

o    Corporate governance background;

o Financial and accounting background, to enable the committee to determine whether the candidate would be suitable for service on the Audit Committee;

o Executive compensation background, to enable the committee to determine whether the candidate would be suitable for service on the Compensation Committee; and

o    The size and composition of the existing Board.

         The Board will consider candidates for director suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to our Secretary and include:

o A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board;

o    The name of and contact information for the candidate;

o    A statement of the candidate's business and educational experience;

o Information regarding each of the factors listed above, other than the factor regarding Board size and composition, sufficient to enable the Board to evaluate the candidate;

o A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

o Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

o A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

o A statement of the number of shares of Company common stock that the nominating stockholder holds of record or in which stockholder has a beneficial interest and the number of such shares that have been held for more than one year.

         Before nominating a sitting director for re-election at an annual meeting, the Board will consider the director's performance on the Board.

         When seeking candidates for director, the Board may solicit suggestions from management or others. After conducting an initial evaluation of a candidate, the Board will interview that candidate if it believes the candidate might be suitable to be a director. The Board may also ask the candidate to meet with management.

         This year, Mr. Hessler is standing for election by the stockholders for the first time. Mr. Hessler is the Executive Vice President and Secretary of the Company and was recommended to the Board by our Chief Executive Officer. Mr. Imbleau believes that Mr. Hessler will make a valuable addition to our Board based on his understanding of the Company's business and the market in general for automatic guided vehicles.

         Under the Company's By-laws, nominations for director may be made only by or at the direction of the Board of Directors, or by a stockholder of record at the time of giving notice who is entitled to vote.

Stockholder Communications with Directors

         Company stockholders who want to communicate with the Board or any individual director can write to:

                           Transbotics Corporation
                           Board Administration
                           3400 Latrobe Drive
                           Charlotte, NC  28211

         Your letter should indicate that you are a Company stockholder. Depending on the subject matter, management will:

o Forward the communication to the director or directors to whom it is addressed;

o Attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

o Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

         At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and will make those communications available to the directors on request.


Security Ownership of Management and Others

         The following table sets forth, as of January 31, 2004, information as to the beneficial ownership of the Company's common stock by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock, (ii) each director, (iii) each executive officer of the Company as named in the compensation table, and (iv) all Directors and executive officers of the Company as a group.

          Name of Beneficial Owner (1)                         Amount and Nature                     Percentage
          ----------------------------                      of Beneficial Ownership                   of Class
                                                            -----------------------                  ----------
John H. Robison (2)(3)                                              770,000                             16.1%
Claude Imbleau (4)(5)                                               622,254                             13.0%
Tommy Hessler (5)(6)                                                585,960                             12.2%
Curt  Kennington (7)                                                300,000                             6.3%
Anthony Packer (8)                                                  300,000                             6.3%
CA Austin (9)                                                       289,500                             6.0%
D. Bruce Wise (10)                                                     -                                  -
Edward H. Gross (11)                                                   -                                  -
Richard D. Schofield (12)                                              -                                  -
Raymond O Gibson (13)                                                  -                                  -
All directors and executive officers
    as a group (Seven persons)                                     1,978,214                            41.3%

(1) Unless otherwise noted, each person has sole voting and investment power over the shares listed opposite his name.

(2) Includes 50,739 shares in his spouse's name and 600,000 shares held by Robison-Oates Investment Fund, LLC, a North Carolina limited liability corporation controlled by Mr. Robison.

(3) The address of such person is as follows: 200 South College, 21st floor, Charlotte, NC 28202.

(4) Includes 36,500 shares that Mr. Imbleau has the right to acquire upon the exercise of options, 259,480 shares in his spouse's name, 60,000 shares in his children's names and 5,294 shares he has placed in his children's education IRA.

(5) The address of such person is as follows: 3400 Latrobe Drive, Charlotte, NC 28211.

(6) Includes 10,000 shares that Mr. Hessler has the right to acquire upon the exercise of options.

(7) The address of such person is as follows: 5016 Corrigan Court, Charlotte, NC 28277.

(8) The address of such person is as follows: 6505 Kilberry Lane, Charlotte, NC 28277.

(9)  The address of such person is as follows: PO Box 18722, Charlotte, NC 28218

(10) The address of such person is as follows: 317 N Garner, Springfield TN
     37172.

(11) The address of such person is as follows: 5508 Hardison Road, Charlotte, NC 28226.

(12) The address of such person is as follows: 1131 Asheford Green Ave., Concord, NC 28027.

(13) The address of such person is as follows: 339 Glen Hollow Road, Travelers Rest, SC 29690.

                             EXECUTIVE COMPENSATION

Compensation For Officers

         The following table sets forth the annual and long-term compensation attributable for services rendered in the fiscal year 2001, 2002 and 2003. At November 30, 2003, Mr. Imbleau and Mr. Hessler were the only executive officers of the Company whose annual compensation exceeded $100,000.

                                         Summary Compensation Table
                                                                                                 Long-Term
                                                            Annual Compensation                Compensation
                                                                                                  Awards
                                                 Retirement                                     Securities
Name and                                          and 401k                   Other Annual       Underlying
        -
Principal Position        Year    Salary(1)    contributions     Bonus       Compensation      Options/SARs
------------------------- ------ ------------- --------------- ---------- ------------------- ---------------
Claude Imbleau            2003     $ 110,987       $    -      $   -             $ -                       -
President,                2002     $ 111,240       $ 1,826     $   -             $ -                       -
CEO, CFO                  2001     $ 112,500       $ 2,795     $   -             $ -                       -

Tommy Hessler             2003      $ 104,066      $     -     $   -             $ -                       -
Executive VP              2002      $ 103,439      $ 1,583     $   -             $ -                       -
                          2001      $ 110,000      $ 1,583     $   -             $ -                       -


 (1) Does not include certain prerequisites such as the use of an automobile; payment of all such items did not exceed, in the aggregate, the lesser of either $50,000 or 10% of the annual salary.

Employment Contracts

The Company's entered into an employment contract March 1, 1999 with Mr. Claude Imbleau, who at the time was serving as the Company's Chief Financial Officer. On December 15, 1999, Mr. Imbleau was promoted to Chief Operating Officer ("COO") and on March 2, 2001 was promoted to President. The contract provides for an annual base salary of $100,000 which was increased to $110,000 when Mr. Imbleau was promoted to the COO position. Mr. Imbleau's annual base salary was increased to $115,000 effective June 1, 2001. In 2002, Mr. Imbleau along with Mr. Hessler voluntarily reduced their respective salaries. The base salary is subject to cost of living adjustments and discretionary increases approved by the Board of Directors upon the recommendation of the Compensation Committee. Mr. Imbleau's contract expires on March 1, 2005 and renews automatically for successive one year terms thereafter unless terminated by either party. Mr. Imbleau is also entitled to receive twelve months of base salary in the event he elects to terminate his employment following a change in control of the Company (as defined in the contract). Mr. Imbleau's contract also contains restrictive covenants pursuant to which he has agreed not to compete with the Company for business in North America during the term of his employment and for a period of one year following his termination from the Company.

Stock Options

     15,000 and 10,000 stock options were granted to Mr. Imbleau and Mr. Hessler, respectively during fiscal year 2003. No options were exercised in 2003. The following table details the number and current value of unexercised options of Mr. Imbleau and Mr. Hessler under the Company's 1997 and 2001 stock option plans on an aggregate basis.

                         Aggregated Option/SAR Exercises under the  1997 and 2001 Plans and
                                      Option/SAR Values as of November 30, 2003

                                                                              Number of
                                                                              Securities          Value of
                                                                              Underlying          Unexercised
                                                                              Unexercised         In-the-Money
                                                                              Options             Options
                                                                               (#)                 ($)(2)
                                                                              ----                -------
                                 Shares Acquired on       Value Realized      Exercisable/        Exercisable/
Name                             Exercise(#)(1)                               Unexercisable       Unexercisable
                                                          ($)
-------------------------------- ------------------------ ------------------- ------------------- -------------------

Claude Imbleau                              0                    $ 0               35,000/0           $3,525/$0
Tommy Hessler                               0                    $ 0               10,000/0           $2,350/$0
-------------------------------- ------------------------ ------------------- ------------------- -------------------

(1) Upon the exercise of an option, the optionee must pay the exercise price in cash.

(2) Represents the difference between the fair market value of the common stock underlying the option and the exercise price at fiscal year-end.

Compensation of Directors

     Director compensation is $5,000 annually, paid quarterly in arrears, except that the Chairman receives $7,500 annually. Directors who serve on the audit and compensation committees receive $1,500 annually to chair the committee and other participants receive $1,000 annually. Officers who are Directors and/or Directors who own more than 5% of the outstanding common stock receive no director compensation for their services.

CERTAIN TRANSACTIONS

The Company's Executive Vice President, Tommy Hessler, owns 50% of NDC Technologies Australia PTY Ltd ("NDCTA"), which is the Danaher Motion representative for Australia. Danaher Motion is a division of Danaher Motion Savo AB, a Swedish corporation that licenses AGVS technology to the Company. Revenues derived by the Company from NDCTA were $2,654, $0 and $0 for 2001, 2002 and 2003 while purchases for such years were $252,378, $1,322 and $0. Prior to Mr. Hessler joining the Company in 2001, NDCTA was not related to the Company.

Rose Lynn Imbleau, Claude Imbleau's spouse, received $15,968, $2,550 and $0 in compensation for marketing services provided to the Company as an employee in 2001, 2002 and 2003, respectively.

COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of the forms, reports and certificates provided to the Company by such persons, all such Section 16 (a) filing requirements were complied with by such persons in 2003.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                             (Item B on Proxy Card)

         Subject to Stockholder ratification, the Board of Directors has appointed the firm of McGladrey & Pullen, LLP, as independent public auditors for the year 2004. McGladrey & Pullen, LLP, has audited the Company's books since May 25, 1989.

         The Board recommends that Stockholders vote FOR ratification, and the Directors' Proxy Committee intends to vote FOR ratification, unless otherwise instructed on the Proxy Card. If the Stockholders do not ratify this selection, other independent auditors will be appointed by the Board upon recommendation of the Audit Committee.

         One or more representatives of McGladrey & Pullen, LLP will attend the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

Audit Fees

         The aggregate fees billed by McGladrey & Pullen, LLP for audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Forms 10-QSB for fiscal years 2003 and 2002 were $61,120 and $34,000, respectively.

Audit-Related Fees

     The aggregate fees billed by McGladrey & Pullen, LLP for professional services rendered in fiscal years 2003 and 2002 for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements but not reported under the Audit Fees section above were $3,200 and $0, respectively. These services involved primarily new work related to Sarbanes-Oxley.

Tax Fees

     The aggregate fees billed by McGladrey & Pullen, LLP in fiscal years 2003 and 2002 for professional services for tax compliance, tax advice and tax planning were $4,640 and $3,320, respectively.

All Other Fees

     No other fees were billed by the principal accountant for services in 2003 and 2002 other than as described above.

     The audit committee has approved the above services to be performed by McGladrey & Pullen for the current year ended and has consulted with Mr. Imbleau concerning such negotiations when necessary.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         If any business not described herein should properly come before the meeting, the members of the Director's Proxy Committee will vote the shares represented by them in accordance with their best judgment. At the time this proxy statement went to press, the Company knew of no other matters which might be presented for Stockholder action at the meeting.

                              STOCKHOLDER PROPOSALS

         Unless the Company had been given written notice by February 2, 2004 of a stockholder proposal to be presented at the 2004 annual meeting, other than by means of inclusion in the Company's proxy materials for the meeting, persons named in the proxy solicited by the Board of Directors for the meeting may use their discretionary voting authority to vote against the proposal. Should a stockholder desire to include in next year's proxy statement a proposal other than those made by the Board, such proposal must be sent to the Secretary of the Company at 3400 Latrobe Drive, Charlotte, North Carolina 28211, and must be received by November 19, 2004.

     The above Notice and Proxy Statement are sent by order of the Board of Directors



/s/ Claude Imbleau
President

                             Transbotics Corporation
PROXY                           3400 Latrobe Drive
                               Charlotte, NC  28211

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Claude Imbleau, or his duly appointed substitute, as Proxy, and hereby authorizes him to represent and to vote, as designated below, all the shares of the Common Stock of TRANSBOTICS CORPORATION held of record by the undersigned on March 10, 2004 at the Annual Meeting of Stockholders to be held on May 7, 2004 or any adjournment thereof.

         A. ELECTION OF DIRECTORS

                Nominees: Claude Imbleau, D. Bruce Wise, John Robison, Tommy Hessler and Edward H. Gross (mark only one of the following lines):


         | | VOTE FOR all nominees listed above, except vote +---+ withheld as to the following nominees (if any):

                 -----------------------------------------------------

         +---+
         |   | VOTE WITHHELD from all nominees
         +---+

         B. SELECTION OF AUDITORS

                To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the fiscal year ending November 30, 2004.

         +---+               +---+               +---+
         |   | FOR           |   | AGAINST       |   | ABSTAIN
         +---+               +---+               +---+

C. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals A and B.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                            Dated: _____________________, 2004

                                            ----------------------------------
                                                      Signature


                                            ----------------------------------
                                                 Signature if held jointly

                                            When signing as attorney, executor,
                                            administrator, trustee, or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by president or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.


                                                   +---+
           Please check here if you plan to attend |   |
                                                   +---+
                  Your Telephone # for confirmation_____________________